EXHIBIT EE
FILING AGREEMENT DATED TO BE EFFECTIVE MAY 27, 2008
REGARDING JOINT FILING OF SCHEDULE 13D
The undersigned hereby agree that:
(i) Each is eligible to use the Schedule 13D attached hereto;
(ii) The attached Schedule 13D is filed on behalf of each of the undersigned; and
(iii) Each of the undersigned is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information therein concerning itself; but none of them is responsible for the completeness and accuracy if the information concerning the other persons making the filing, unless it knows or has reason to believe that such information is inaccurate.

Sentient USA Resources Fund, L.P.		Sentient Global Resources Trust No. 1
By:	Sentient Executive MLP1, Limited,	By:	Sentient (Aust) Pty. Limited,
	General Partner		As Trustee

By:	/s/ Mark Jackson	By:	/s/ Peter Cassidy
	Mark Jackson, Director		Peter Cassidy, Director
Date:	June 6, 2008	Date:	June 6, 2008

Sentient Executive MLP1, Limited,		Sentient (Aust) Pty. Limited

By:	/s/ Mark Jackson	By:	/s/ Peter Cassidy
	Mark Jackson, Director		Peter Cassidy, Director
Date:	June 6, 2008	Date:	June 6, 2008

Sentient Global Resources Fund I, L.P.		MGH Limited
By:	Sentient GP I, L.P., General Partner
By:	Sentient Executive GP I, Limited,
General Partner

By:	/s/ Mark Jackson	By:	/s/ Peter Cassidy
	Mark Jackson, Director		Peter Cassidy, Director
Date:	June 6, 2008	Date:	June 6, 2008

Filing Agreement - June 6, 2008

Sentient GP I, L.P
By:	Sentient Executive GP I, Limited,
General Partner

By:	/s/ Mark Jackson Mark Jackson
Mark Jackson Mark Jackson, Director
Date:	June 6, 2008

Sentient Executive GP I, Limited

By:	/s/ Mark Jackson
Mark Jackson, Director
Date:	June 6, 2008

Sentient USA Resources Fund II, L.P.		Sentient Global Resources Fund II, L.P.
By:	Sentient Executive MLP1, Limited,	By:	Sentient GP II, L.P., General Partner
	General Partner	By:	Sentient Executive GP II, Limited,
General Partner

By:	/s/ Mark Jackson	By:	/s/ Peter Cassidy
	Mark Jackson, Director		Peter Cassidy, Director
Date:	June 6, 2008		Date: June 6, 2008

Sentient Global Resources Trust II		Sentient GP II, L.P.
By:	Sentient Executive GP II, Limited, as	By:	Sentient Executive GP II, Limited,
	custodian for the Trustee		General Partner

By:	/s/ Peter Cassidy	By:	/s/ Peter Cassidy
	Peter Cassidy, Director		Peter Cassidy, Director
Date:	June 6, 2008	Date:	June 6, 2008

Sentient Executive GP II, Limited

By:	/s/ Peter Cassidy
Peter Cassidy, Director
Date:	June 6, 2008
Filing Agreement - June 6, 2008